UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 30, 2007
ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-10596 (Commission File Number)	43-1554045 (I.R.S. Employer Identification No.)

9900A Clayton Road, St. Louis, Missouri (Address of Principal Executive Offices)	63124-1186 (Zip Code)
Registrant’s telephone number, including area code: 314-213-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Explanatory Note: ESCO Technologies Inc. (the “Registrant”) completed its acquisition of Doble Engineering Company and subsidiaries (“Doble”) on November 30, 2007. This Amendment No. 1 amends the Current Report on Form 8-K of the Registrant dated November 30, 2007 to provide the financial statement information required by Item 9.01 of Form 8-K which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Doble, including its consolidated balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of earnings, shareholders’ equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2006, and the related notes and report of the independent certified public accountants are filed as Exhibit 99.2 to this Current Report on Form 8-K/A. The unaudited income statement summary of Doble for the nine months ended September 30, 2007 is filed as Exhibit 99.3 to this report.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated statement of operations, included herewith as Exhibit 99.4, has been prepared to give effect to the acquisition by the Registrant of Doble and was derived from the historical consolidated financial statements of the Registrant (as adjusted for classifying the filtration portion of Filtertek Inc. as a discontinued operation) and the historical consolidated statements of Doble. These historical financial statements have been adjusted as described in the notes to the unaudited pro forma consolidated statement of operations. The unaudited pro forma consolidated statement of operations has been prepared assuming the acquisition of Doble occurred on October 1, 2006. The purchase method of accounting has been applied, which requires an allocation of the purchase price to the assets acquired and liabilities assumed, at fair value.

The purchase price allocation for the acquisition of Doble reflected in the unaudited pro forma consolidated statement of operations is preliminary and is subject to revision. Initial estimates of the fair values of Doble’s tangible and intangible assets and liabilities are included in this unaudited pro forma consolidated statement of operations. The Registrant expects that upon completion of the final assessment of the fair value of Doble’s assets and liabilities the adjustments to the initial allocation of the purchase price would not materially affect the pro forma information included herein.

The unaudited pro forma information included herein is provided for information purposes only, and is not necessarily indicative of what the actual financial position or results of operations of the Registrant would have been had the transaction actually occurred on the dates indicated, nor does it purport to indicate the future financial position or results of operations of the Registrant. The pro forma adjustments are based upon available information and assumptions believed to be reasonable in the circumstances. There can be no assurance that such information and assumptions will not change from those reflected in the pro forma financial statements and notes thereto.
The unaudited pro forma financial statements should be read in conjunction with the Registrant’s consolidated financial statements and notes thereto previously filed as part of the Registrant’s most recent annual and quarterly reports on Forms 10-K and 10-Q for periods ended September 30, 2007 and December 31, 2007, respectively.

Basis of Presentation

On November 30, 2007, the Registrant acquired the capital stock of Doble for a purchase price of $319 million, net of cash and marketable securities acquired and subject to a working capital adjustment. Doble, headquartered in Watertown, Massachusetts, is a worldwide leader in providing high-end diagnostic test solutions for the electric utility industry. The acquisition aligns with the Registrant’s long-term growth strategy of expanding its products and services in the utility industry. The acquisition was funded by a combination of the Registrant’s existing cash, including the proceeds from the divestiture of the filtration portion of Filtertek, and borrowings under a new $330 million credit facility.

The accompanying unaudited pro forma consolidated statement of operations presents the pro forma results of operations of the Registrant and Doble on a combined basis based on the historical financial information of each company and after giving effect to the acquisition. The Registrant’s fiscal year-end is September 30, while Doble’s fiscal year-end was historically December 31. The unaudited pro forma consolidated statement of operations for the twelve months ended September 30, 2007 includes the results of operations for the Registrant’s fiscal year ended September 30, 2007 and the unaudited results of operations of Doble for its fourth fiscal quarter ended December 31, 2006 and its first three fiscal quarters of fiscal year 2007. The unaudited pro forma consolidated statement of operations has been prepared assuming the acquisition occurred on October 1, 2006.

The unaudited pro forma consolidated statement of operations is based on estimates and assumptions, which are preliminary and have been made solely for purposes of developing such pro forma information. Management believes the estimates and assumptions to be reasonable; however, actual results may differ significantly from this pro forma financial information. The pro forma information is not intended to reflect the actual results that would have occurred had the companies actually been combined during the periods presented. A summary of the purchase price allocation to the fair value of the assets acquired and liabilities assumed is as follows (in thousands):

Purchase price per agreement	$319,000
Add: cash acquired	9,639
Add short term marketable securities acquired	4,966
Add: transaction costs	2,574
Add: working capital adjustment, net	1,282

Total cash consideration	$337,461

     The preliminary purchase price allocation is as follows:

Net tangible assets	$42,854
Identifiable intangible assets	133,670
Goodwill	214,341
Long-term deferred tax liabilities	(53,404)

Total cash consideration	$337,461

     The amount allocated to identifiable intangible assets represents the Registrant’s preliminary estimate of the identifiable assets acquired from Doble, which include trade names, customer relationships, and software and databases.
(d)     Exhibits

Exhibit No.	Description of Exhibit

4.1*	Credit Agreement dated as of November 30, 2007 among the Registrant, National City Bank and the lenders from time to time parties thereto

23.1	Consent of Independent Certified Public Accountants (Grant Thornton LLP)

99.1*	Press Release dated December 3, 2007

99.2	Doble consolidated financial statements and report of Independent Certified Public Accountants for the years ended December 31, 2006, 2005 and 2004

99.3	Doble unaudited income statement summary—nine months ended September 30, 2007

99.4	Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2007
     * Incorporated by reference to Current Report on Form 8-K dated November 30, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.
Dated: February 15, 2008	By:	/s/ G.E. Muenster
G.E. Muenster
Executive Vice President & Chief Financial Officer

Index of Exhibits

Exhibit No.	Description of Exhibit

4.1*	Credit Agreement dated as of November 30, 2007 among the Registrant, National City Bank and the lenders from time to time parties thereto.

23.1	Consent of Independent Certified Public Accountants (Grant Thornton LLP)

99.1*	Press Release dated December 3, 2007

99.2	Doble consolidated financial statements and report of Independent Certified Public Accountants for the years ended December 31, 2006, 2005 and 2004

99.3	Doble unaudited income statement summary—nine months ended September 30, 2007

99.4	Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2007
     * Incorporated by reference to Current Report on Form 8-K dated November 30, 2007